Exhibit 99.1

Contacts:

Media	Investors
Brad Bishop	Marc Ostermann	Sam Leno
574-372-4291	574-371-8515	574-372-4790
bradley.bishop@zimmer.com	marc.ostermann@zimmer.com	sam.leno@zimmer.com

Zimmer Reports Third Quarter 2004 Financial Results

Third Quarter Highlights

•	Net Sales increased 76% reported, and 13% combined* (includes 3% increase due to changes in foreign exchange rates) to $700 million

•	Worldwide Reconstructive sales increased 83% reported, and 16% combined* (includes 3% increase due to changes in foreign exchange rates)

•	Americas Reconstructive sales increased 58% reported, and 20% combined*, with standalone Zimmer up 26%

•	Record margins — 76% gross, 27% operating and 18% net reported; 77% gross, 30% operating and 20% net adjusted*

•	Diluted EPS were $0.52 reported, and $0.56 adjusted*, an increase of 30% adjusted* over prior year

•	Record operating cash flow of $206 million, total debt reduced to $680 million and cash on hand is $62 million

•	Increasing Q4 2004 diluted earnings per share guidance to a range of $0.55 to $0.57 reported and $0.62 to $0.64 adjusted*. 2005 diluted earnings per share in a range of $2.68 to $2.73 reported, and $2.80 to $2.85 adjusted*, implying an increase over prior year in excess of 20%.

(WARSAW, IN) October 25, 2004 — Zimmer Holdings, Inc. (NYSE and SWX:ZMH) today reported net sales of $700 million and diluted EPS of $0.52 reported and $0.56 adjusted* for the quarter ended September 30, 2004. The Company’s sales and diluted earnings per share results, on a reported and adjusted* basis, exceeded the high end of the Company’s previous sales and adjusted earnings per share guidance and First Call estimates of $692 million and $0.53 adjusted*, respectively.

The Company’s reported results reflect its acquisition of Centerpulse AG on October 2, 2003, and Implex Corp., on April 23, 2004. Reported results include acquisition and integration expenses, inventory step-up and the prior year cumulative effect of a change in accounting principle for instrumentation, as applicable.

“Our record gross profit margin of 77% adjusted* and earnings per share growth of 30% adjusted* drove operating cash flow to a record $206 million in the quarter,” said Ray Elliott, Zimmer Chairman, President and Chief Executive Officer. “In the bellwether U.S. reconstructive market, we believe Zimmer outpaced the market during the third quarter by at least two percentage points of growth in knees and four percentage points of growth in hips.”

On October 15, 2004, Zimmer announced that it had entered into a satisfactory financial agreement with CeramTec AG of Germany. The Company believes that, pending regulatory approvals, it will be able to enter the U.S. ceramic-on-ceramic hip replacement market in the second half of 2005. With the addition of a proven ceramic-on-ceramic option in the U.S., Zimmer will be able to offer surgeons a complete offering of alternate bearing surface options, including the successful Longevity® Highly Crosslinked Polyethylene, the Metasul® Metal-on-Metal Tribological Solution and the Trilogy® AB Ceramic-on-Ceramic System. Currently, no company is able to offer all three of these alternate bearing surface options.

Milestones in Zimmer’s Minimally Invasive Solutions™ (MIS™) Technologies and Procedures program continue to accelerate. Last week, the Company launched its Computer-Assisted Surgery solution for the MIS 2-Incision™ Hip Replacement Procedure, with the initial procedure performed by Dr. Mark Hartzband at the Hackensack University Medical Center in New Jersey. On a related MIS note, according to a recent report delivered at Harvard, in excess of $1 billion could be saved by the U.S. health care system if Zimmer’s MIS 2-Incision and “mini” hip procedures were utilized in an estimated 57% of all hip replacement surgeries. At the Zimmer Institutes, during the quarter the Company completed its 100th MIS 2-Incision procedure training course since inception and trained its 1,000th surgeon in MIS techniques this year.

The Company is providing a comparison of sales to prior year on a combined* basis in the tables that follow, which includes sales of Centerpulse for the third quarter and the first nine months of 2003.

Net Sales — Three Months Ended September 30, 2004

	Reported		Combined*
	Net	%	% Growth
($ MM)	Sales	Growth	Combined*	FX Impact***
Geographic Segments
Americas	$430	56%	15%	0%
Europe	167	231	9	9
Asia Pacific	103	44	13	6
Total	700	76	13	3

Product Categories
Reconstructive
Americas	$342	58%	20%	0%
Europe	151	248	9	8
Asia Pacific	81	52	13	7
Total	574	83	16	3

Hips
Americas	$124	43%	17%	1%
Europe	84	426	11	9
Asia Pacific	42	61	14	7
Total	250	94	14	4

Knees
Americas	$190	55%	21%	0%
Europe	57	119	6	8
Asia Pacific	34	30	10	6
Total	281	61	16	2

Trauma	$40	12%	2%	3%

Spine	$32	N/A **	-2%	2%

Orthopaedic Surgical Products	$54	11%	7%	2%

**	Prior year Spine sales were minimal for Zimmer standalone

***	Effect of changes in foreign exchange rates on growth

Net earnings for the quarter were $128 million on a reported basis, and $140 million adjusted*, an increase of 62% adjusted* over the prior year. Diluted earnings per share for the quarter were $0.52 reported, and $0.56 adjusted*, an increase of 30% adjusted* over the prior year.

Net Sales — Nine Months Ended September 30, 2004

	Reported		Combined*
	Net	%	% Growth
($ MM)	Sales	Growth	Combined*	FX Impact***
Geographic Segments
Americas	$1,285	57%	16%	0%
Europe	580	250	14	10
Asia Pacific	315	45	15	9
Total	2,180	82	16	5

Product Categories
Reconstructive
Americas	$1,014	59%	20%	1%
Europe	528	261	15	11
Asia Pacific	250	53	15	9
Total	1,792	89	18	5

Hips
Americas	$372	46%	19%	1%
Europe	289	466	15	10
Asia Pacific	132	60	15	10
Total	793	104	17	6

Knees
Americas	$558	54%	20%	0%
Europe	206	127	13	11
Asia Pacific	103	32	13	9
Total	867	63	18	4

Trauma	$129	21%	9%	4%

Spine	$100	N/A **	3%	2%

Orthopaedic Surgical Products	$159	12%	8%	3%

**	Prior year Spine sales were minimal for Zimmer standalone

***	Effect of changes in foreign exchange rates on growth

Net earnings for the nine months were $342 million on a reported basis, and $421 million adjusted*, an increase of 64% adjusted* over the prior year. Diluted earnings per share for the nine months were $1.38 reported, and $1.70 adjusted*, an increase of 32% adjusted* over the prior year.

Guidance

The Company is modifying its guidance for the fourth quarter, and is including guidance for 2005. Fourth quarter sales are expected to be within a range of $775 million to $780 million, representing growth of approximately 10% to 11% over the fourth quarter of 2003. This represents a reduction from the top end of the Company’s previous guidance which included a range of $775 million to $790 million. Sales expectations are in line with the original post-Centerpulse acquisition sales growth expectations for the first one to two years communicated in October 2003. When developing its fourth quarter sales guidance, at the end of the second quarter, the Company utilized an incorrect fourth quarter assumption when determining the potential effect of foreign currency, resulting in a $9 million overstatement of constant currency sales expectations for the fourth quarter. The conversion of additional dealer relationships in parts of Scandinavia and Southeast Asia to a direct sales model that had originally been forecasted for the third quarter, were still being negotiated at the end of the quarter. Consequently, the $5 million in sales returns associated with these distributor changes contributed favorably to the Company’s third quarter sales performance and is expected to shift into the fourth quarter. The Company’s two smallest product categories, Spine and Trauma, are expected to continue growing at rates below their respective markets in the short term.

“As a result of improved gross profit and operating profit margins, we are increasing our earnings per share estimates for the fourth quarter to a range of $0.62 to $0.64 adjusted*,” said Sam Leno, Zimmer Chief Financial Officer. “This represents an increase over prior year of approximately 25% adjusted* for the fourth quarter and continues to demonstrate our ability to gain positive leverage from every dollar of sales growth.”

For the full year 2005, the Company estimates sales in the range of $3.325 billion to $3.345 billion, an increase of approximately 13% over 2004. The Company also estimates 2005 diluted earnings per share in a range of $2.68 to $2.73 reported, and $2.80 to $2.85 adjusted*. The 2005 guidance reaffirms the Company’s expectations for the combination of Zimmer and Centerpulse to deliver a minimum of 10% sales growth in 2005, a 20% to 25% diluted earnings per share adjusted* growth in 2005, and the potential to exceed a 25% diluted earnings per share adjusted* growth in 2006. Earnings per share guidance for 2005 and 2006 excludes the impact of any potential changes in U.S. GAAP related to accounting for equity-based compensation.

Conference Call

The Company will conduct its third quarter sales and earnings conference call, which will be broadcast live over the Internet, on Tuesday, October 26, 2004, at 8:00 a.m. Eastern Time. The live audio webcast of Zimmer’s conference call will be accessible through the Zimmer website at http://investor.zimmer.com. The webcast will be archived for future replay. Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference from October 26, 2004 to October 29, 2004. To access the recording, U.S./Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 1046523. A copy of this press release and any other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in the design, development, manufacture and marketing of reconstructive and spinal implants, trauma and related orthopaedic surgical products. In October 2003, the Company finalized its acquisition of Centerpulse AG, a Switzerland-based orthopaedics company and the leader in the European reconstructive market. The new Zimmer has operations in more than 24 countries around the world and sells products in more than 80 countries. As a result of the acquisition of Centerpulse, reported 2003 sales were $1.9 billion. Full-year 2003 pro forma worldwide sales of Zimmer and Centerpulse were approximately $2.6 billion. The new Zimmer is supported by the efforts of more than 6,500 employees.

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Visit Zimmer on the worldwide web at www.zimmer.com

*Note on Non-GAAP Financial Measures

As used in this press release, the term “combined” sales includes Centerpulse for the first, second and third quarters of 2003 in order to provide more meaningful year-to-year comparisons. The term “adjusted” refers to operating performance measures that exclude acquisition and integration expenses, inventory step-up and the cumulative effect of the change in accounting principle for instruments. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate Centerpulse AG and Implex Corp., the outcome of the pending informal SEC investigation of Centerpulse accounting, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the disclosure materials filed by Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc
Net Sales	$700.2	$398.2	76%
Cost of products sold	169.1	96.8	75

Gross Profit	531.1	301.4	76

Research and development	41.4	24.4	70
Selling, general and administrative	286.2	146.8	95
Acquisition and integration	11.5	1.7	N/A

Operating expenses	339.1	172.9	96

Operating Profit	192.0	128.5	49
Interest expense	7.7	0.7	N/A

Earnings before income taxes and minority interest	184.3	127.8	44
Provision for income taxes	56.4	42.8	32
Minority interest	—	—	N/A

Net Earnings	$127.9	$85.0	50

Earnings Per Common Share
Basic	$0.52	$0.43	21
Diluted	$0.52	$0.43	21
Weighted Average Common Shares Outstanding
Basic	245.0	196.8
Diluted	248.2	199.6

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc/(Dec)
Net Sales	$2,179.8	$1,199.4	82%
Cost of products sold	590.5	292.1	102

Gross Profit	1,589.3	907.3	75

Research and development	119.4	68.5	74
Selling, general and administrative	881.3	450.4	96
Acquisition and integration	67.0	3.2	N/A

Operating expenses	1,067.7	522.1	105

Operating Profit	521.6	385.2	35
Interest expense	25.8	3.0	N/A

Earnings before income taxes, cumulative effect of change in accounting principle and minority interest	495.8	382.2	30
Provision for income taxes	154.2	128.0	20
Minority interest	0.2	—

Earnings before cumulative effect of change in accounting principle	341.8	254.2	34
Cumulative effect of change in accounting principle, net of tax	—	55.1	N/A

Net Earnings	$341.8	$309.3	11

Earnings Per Common Share — Basic
Earnings before cumulative effect of change in accounting principle	$1.40	$1.30	8
Cumulative effect of change in accounting principle, net of tax	—	0.28	N/A

Earnings Per Common Share — Basic	$1.40	$1.58	(11)

Earnings Per Common Share — Diluted
Earnings before cumulative effect of change in accounting principle	$1.38	$1.28	8
Cumulative effect of change in accounting principle, net of tax	—	0.27	N/A

Earnings Per Common Share — Diluted	$1.38	$1.55	(11)

Weighted Average Common Shares Outstanding
Basic	244.1	196.3
Diluted	247.3	199.1

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
(in millions)

	September 30,	December 31,
	2004	2003
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$45.3	$77.5
Restricted cash	17.0	14.5
Receivables, net	489.4	486.4
Inventories, net	506.4	527.7
Other current assets	244.9	232.6

Total Current Assets	1,303.0	1,338.7
Property, Plant and Equipment, net	584.1	525.2
Intangible assets	856.3	760.5
Goodwill	2,342.5	2,291.8
Other Assets	184.6	239.8

Total Assets	$5,270.5	$5,156.0

Liabilities and Shareholders’ Equity
Current Liabilities	$520.9	$544.0
Short-term Debt	12.5	101.3
Other Long-term Liabilities	431.7	352.6
Long-term Debt	667.9	1,007.8
Minority Interest	6.8	7.0
Shareholders’ Equity	3,630.7	3,143.3

Total Liabilities and Shareholders’ Equity	$5,270.5	$5,156.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, unaudited)

	2004	2003
Cash flows provided by (used in) operating activities
Net earnings	$341.8	$309.3
Depreciation and amortization	134.6	62.7
Inventory step-up	56.1	—
Cumulative effect of change in accounting principle	—	(89.1)
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	122.1	68.4
Receivables	(4.2)	(30.2)
Inventories	(32.0)	(29.0)
Accounts payable and accrued expenses	(26.0)	47.6
Other assets and liabilities	11.9	(13.9)

Net cash provided by operating activities	604.3	325.8

Cash flows provided by (used) in investing activities
Additions to instruments	(106.7)	(85.2)
Additions to other property, plant and equipment	(59.6)	(21.8)
Centerpulse acquisition costs	(18.2)	(3.4)
Implex acquisition, net of acquired cash	(103.7)	—
Proceeds from note receivable	25.0	—
Investments in other assets	(1.1)	(15.4)

Net cash used in investing activities	(264.3)	(125.8)

Cash flows provided by (used in) financing activities
Proceeds from exercise of stock options	58.7	46.4
Net payments on lines of credit	(425.1)	(82.4)
Debt issuance costs	(0.6)	(2.5)
Equity issuance costs	(5.0)	(1.2)

Net cash used in financing activities	(372.0)	(39.7)

Effect of exchange rates on cash and equivalents	(0.2)	1.0

Increase (decrease) in cash and equivalents	(32.2)	161.3
Cash and equivalents, beginning of period	77.5	15.7

Cash and equivalents, end of period	$45.3	$177.0

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC REGION
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2004	2003	% Increase	2004	2003	% Increase
Americas	$430.1	$276.1	56%	$1,285.0	$815.9	57%
Europe	167.3	50.5	231	580.1	165.9	250
Asia Pacific	102.8	71.6	44	314.7	217.6	45

Total	$700.2	$398.2	76	$2,179.8	$1,199.4	82

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2004	2003	% Increase	2004	2003	% Increase
Reconstructive	$573.4	$312.9	83%	$1,792.5	$949.4	89%
Trauma	40.5	36.1	12	128.9	106.8	21
Spine	32.3	0.4	N/A	99.6	1.2	N/A
OSP	54.0	48.8	11	158.8	142.0	12

Total	$700.2	$398.2	76	$2,179.8	$1,199.4	82

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(in millions, unaudited)

				Three Months Ended
	Combined* Net Sales			September 30, 2004
	Three Months Ended September 30, 2003			Reported	Combined*
	Zimmer	Centerpulse	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$276	$97	$373	$430	15%
Europe	50	104	154	167	9
Asia Pacific	72	19	91	103	13

Total	$398	$220	$618	$700	13

Product Categories
Reconstructive
Americas	$217	$68	$285	$342	20%
Europe	43	95	138	151	9
Asia Pacific	53	19	72	81	13

Total	$313	$182	$495	$574	16

Hips
Americas	$87	$19	$106	$124	17%
Europe	16	60	76	84	11
Asia Pacific	26	11	37	42	14

Total	$129	$90	$219	$250	14

Knees
Americas	$123	$33	$156	$190	21%
Europe	26	28	54	57	6
Asia Pacific	26	5	31	34	10

Total	$175	$66	$241	$281	16

Trauma	$36	$3	$39	$40	2%
Spine	$—	$33	$33	$32	-2%
OSP	$49	$2	$51	$54	7%

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(in millions, unaudited)

				Nine Months Ended
	Combined* Net Sales			September 30, 2004
	Nine Months Ended September 30, 2003			Reported	Combined*
	Zimmer	Centerpulse	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$816	$291	$1,107	$1,285	16%
Europe	166	341	507	580	14
Asia Pacific	217	57	274	315	15

Total	$1,199	$689	$1,888	$2,180	16

Product Categories
Reconstructive
Americas	$639	$209	$848	$1,014	20%
Europe	146	314	460	528	15
Asia Pacific	164	54	218	250	15

Total	$949	$577	$1,526	$1,792	18

Hips
Americas	$254	$60	$314	$372	19%
Europe	51	200	251	289	15
Asia Pacific	83	32	115	132	15

Total	$388	$292	$680	$793	17

Knees
Americas	$362	$102	$464	$558	20%
Europe	91	91	182	206	13
Asia Pacific	78	14	92	103	13

Total	$531	$207	$738	$867	18

Trauma	$107	$11	$118	$129	9%
Spine	$1	$96	$97	$100	3%
OSP	$142	$5	$147	$159	8%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, unaudited)

	Three Months
	Ended September 30,
	2004	2003
Net Earnings	$127.9	$85.0
Acquisition and Integration	11.5	1.7
Inventory Step-up	6.5	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(6.1)	(0.6)

Adjusted Net Earnings	$139.8	$86.1

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(in millions, unaudited)

	Nine Months
	Ended September 30,
	2004	2003
Net Earnings	$341.8	$309.3
Acquisition and Integration	67.0	3.2
Inventory Step-up	56.1	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(43.7)	(1.1)
Cumulative Effect of Change in Accounting Principle, net of tax	—	(55.1)

Adjusted Net Earnings	$421.2	$256.3

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(unaudited)

	Three Months
	Ended September 30,
	2004	2003
Diluted EPS	$0.52	$0.43
Acquisition and Integration	0.04	—
Inventory Step-up	0.03	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(0.03)	—

Adjusted Diluted EPS	$0.56	$0.43

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 and 2003
(unaudited)

	Nine Months
	Ended September 30,
	2004	2003
Diluted EPS	$1.38	$1.55
Acquisition and Integration	0.27	0.02
Inventory Step-up	0.23	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(0.18)	(0.01)
Cumulative Effect of Change in Accounting Principle, net of tax	—	(0.27)

Adjusted Diluted EPS	$1.70	$1.29

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted 2004
Net Sales	$700.2	$—	$700.2
Cost of products sold	169.1	(6.5)	162.6

Gross Profit	531.1	6.5	537.6

Research and development	41.4	—	41.4
Selling, general and administrative	286.2	—	286.2
Acquisition and integration	11.5	(11.5)	—

Operating expenses	339.1	(11.5)	327.6

Operating Profit	192.0	18.0	210.0
Interest expense	7.7	—	7.7

Earnings before income taxes	184.3	18.0	202.3
Provision for income taxes	56.4	6.1	62.5

Net Earnings	$127.9	$11.9	$139.8

Earnings Per Common Share
Basic	$0.52	$0.05	$0.57
Diluted	$0.52	$0.04	$0.56
Weighted Average Common Shares Outstanding
Basic	245.0		245.0
Diluted	248.2		248.2

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted 2004
Net Sales	$2,179.8	$—	$2,179.8
Cost of products sold	590.5	(56.1)	534.4

Gross Profit	1,589.3	56.1	1,645.4

Research and development	119.4	—	119.4
Selling, general and administrative	881.3	—	881.3
Acquisition and integration	67.0	(67.0)	—

Operating expenses	1,067.7	(67.0)	1,000.7

Operating Profit	521.6	123.1	644.7
Interest expense	25.8	—	25.8

Earnings before income taxes and minority interest	495.8	123.1	618.9
Provision for income taxes	154.2	43.7	197.9
Minority interest	0.2	—	0.2

Net Earnings	$341.8	$79.4	$421.2

Earnings Per Common Share
Basic	$1.40	$0.33	$1.73
Diluted	$1.38	$0.32	$1.70
Weighted Average Common Shares Outstanding
Basic	244.1		244.1
Diluted	247.3		247.3

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted 2003
Net Sales	$398.2	$—	$398.2
Cost of products sold	96.8	—	96.8

Gross Profit	301.4	—	301.4

Research and development	24.4	—	24.4
Selling, general and administrative	146.8	—	146.8
Acquisition and integration	1.7	(1.7)	—

Operating expenses	172.9	(1.7)	171.2

Operating Profit	128.5	1.7	130.2
Interest expense	0.7	—	0.7

Earnings before income taxes	127.8	1.7	129.5
Provision for income taxes	42.8	0.6	43.4

Net Earnings	$85.0	$1.1	$86.1

Earnings Per Common Share
Basic	$0.43	$0.01	$0.44
Diluted	$0.43	$—	$0.43
Weighted Average Common Shares Outstanding
Basic	196.8		196.8
Diluted	199.6		199.6

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted 2003
Net Sales	$1,199.4	$—	$1,199.4
Cost of products sold	292.1	—	292.1

Gross Profit	907.3	—	907.3

Research and development	68.5	—	68.5
Selling, general and administrative	450.4	—	450.4
Acquisition and integration	3.2	(3.2)	—

Operating expenses	522.1	(3.2)	518.9

Operating Profit	385.2	3.2	388.4
Interest expense	3.0	—	3.0

Earnings before income taxes and cumulative effect of change in accounting principle	382.2	3.2	385.4
Provision for income taxes	128.0	1.1	129.1

Earnings before cumulative effect of change in accounting principle	254.2	2.1	256.3
Cumulative effect of change in accounting principle, net of tax	55.1	(55.1)	—

Net Earnings	$309.3	$(53.0)	$256.3

Earnings Per Common Share
Basic	$1.58	$(0.27)	$1.31
Diluted	$1.55	$(0.26)	$1.29
Weighted Average Common Shares Outstanding
Basic	196.3		196.3
Diluted	199.1		199.1

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET MARGIN TO ADJUSTED NET MARGIN
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004
(unaudited)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2004	2004
Net Margin	18.3%	15.7%
Acquisition and Integration	1.6	3.1
Inventory Step-up	1.0	2.6
Tax Benefit of Acquisition and Integration and Inventory Step-up	(0.9)	(2.1)

Adjusted Net Margin	20.0%	19.3%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004
(unaudited)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2004	2004
Operating Margin	27.4%	23.9%
Acquisition and Integration	1.6	3.1
Inventory Step-up	1.0	2.6

Adjusted Operating Margin	30.0%	29.6%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004
(unaudited)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2004	2004
Gross Margin	75.8%	72.9%
Inventory Step-up	1.0	2.6

Adjusted Gross Margin	76.8%	75.5%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF PROJECTED DILUTED EPS
TO PROJECTED ADJUSTED DILUTED EPS
(unaudited)

	Projected Three Months
	Ended December 31, 2004
	Low	High
Diluted EPS	$0.55	$0.57
Acquisition and Integration, net of tax	0.06	0.06
Inventory Step-up, net of tax	0.01	0.01

Adjusted Diluted EPS	$0.62	$0.64

	Projected Year Ended
	December 31, 2005
	Low	High
Diluted EPS	$2.68	$2.73
Acquisition and Integration, net of tax	0.11	0.11
Inventory Step-up, net of tax	0.01	0.01

Adjusted Diluted EPS	$2.80	$2.85